UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 5, 2003 (October 31, 2003)

ZIONS BANCORPORATION

(Exact Name Of Registrant As Specified In Its Charter)

Utah	0-2610	87-0227400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Main, Suite 1134, Salt Lake City, Utah 84111

(Address of Principal Executive Offices, including Zip Code)

(801) 524-4787

(Registrant’s Telephone Number, including Area Code)

Item 7.	Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits

The Registrant hereby files the following exhibits to its Registration Statement on Form S-3 (File No. 333-107746), which was filed on August 7, 2003:

Number	Exhibit

1.2	Underwriting Agreement, dated September 3, 2003, incorporated by reference to Exhibit 1.2 to the Registrant’s Current Report on Form 8-K dated September 10, 2003.

1.4	Pricing Agreement, dated October 31, 2003, in connection with the offering of the Registrant’s 2.70% Senior Notes due May 1, 2006.

5.5	Opinion of Sullivan & Cromwell LLP.

5.6	Opinion of Callister, Nebeker & McCullough.

23.6	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.5).

23.7	Consent of Callister, Nebeker & McCullough (included in Exhibit 5.6).

99.1	Information relating to Item 14.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zions Bancorporation (Registrant)

Date: November 5, 2003	By:	/s/ DOYLE L. ARNOLD

Doyle L. Arnold Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

1.2	Underwriting Agreement, dated September 3, 2003, incorporated by reference to Exhibit 1.2 to the Registrant’s Current Report on Form 8-K dated September 10, 2003.

1.4	Pricing Agreement, dated October 31, 2003, in connection with the offering of the Registrant’s 2.70% Senior Notes due May 1, 2006.

5.5	Opinion of Sullivan & Cromwell LLP.

5.6	Opinion of Callister, Nebeker & McCullough.

23.6	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.5).

23.7	Consent of Callister, Nebeker & McCullough (included in Exhibit 5.6).

99.1	Information relating to Item 14.